UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018 (June 27, 2018)

EL POLLO LOCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware    001-36556    20-3563182
(State or other jurisdiction    (Commission    (IRS Employer
of incorporation)    File Number)    Identification No.)

3535 Harbor Blvd., Suite 100, Costa Mesa, California    92626
(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2018, Edward Valle, the registrant’s Chief Marketing Officer, and the registrant mutually agreed to part ways. Mr. Valle had no disagreement with the registrant on any matter relating to the registrant’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.
(Registrant)

Date: June 28, 2018

/s/ Laurance Roberts
Laurance Roberts
Chief Financial Officer

4